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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 29, 2004
                Date of Report (Date of earliest event reported)



                           WILSHIRE ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)


               DELAWARE                      1-4673          84-0513668
(State or other jurisdiction of        (Commission File      (IRS Employer
incorporation or organization)               Number)         Identification No.)


921 BERGEN AVENUE, JERSEY CITY, NEW JERSEY                   07306
(Address of principal executive offices)                     (Zip Code)


(Registrant's telephone number, including area code)         (201) 420-2796


         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         The Company today issued a press release attached as Exhibit 99.1 announcing that it will initiate investor presentations during September 2004.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a.         Not applicable.

         b.         Not applicable

         c.         Exhibits

         The following exhibit is filed with this report:

    Exhibit Number         Description
    --------------         -----------

    99.1 Press Release dated July 29, 2004 announcing that the Company will initiate investor presentations during September 2004.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  July 29, 2004                           WILSHIRE ENTERPRISES, INC.
                                                (Registrant)



                                                By:  /s/ Daniel C. Pryor
                                                     -------------------
                                                     Daniel C. Pryor
                                                     President


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